UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

SHELTER ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Delaware	001-40567	86-1273121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Midland Street #1726 Quogue, New York	11959
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 553-2164

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SHQAU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units	SHQA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SHQAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2022, upon the stockholder’s approval of the Trust Amendment Proposal (as defined below) at the Stockholder Meeting (as defined below), Shelter Acquisition Corporation I (the “Company”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the initial public offering that was consummated on July 2, 2021 (the “IPO”) if the Company has not completed its initial business combination (as defined below), from January 2, 2023 to June 30, 2023, or such earlier time as may be determined by the Company’s board of directors (the “board”) to be in the best interest of the Company.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification of Rights of Security Holders.

The information set forth in Items 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2022, the Company held a special meeting of its stockholders (the “Stockholder Meeting”) to consider and vote upon (i) a proposal (such proposal, the “Charter Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to an amendment to the Certificate in the form set forth in Annex A to the definitive proxy statement, as supplemented on December 7, 2022 and December 16, 2022 (the “Proxy Statement”) (the “Charter Amendment”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s IPO (the “Public Shares”), from January 2, 2023 to June 30, 2023 (the “Termination Date”) or such earlier date as determined by the board to be in the best interests of the Company and (ii) a proposal to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination from January 2, 2023 to June 30, 2023 (the “Trust Amendment Proposal”).

At the Stockholder Meeting, the stockholders of the Company approved the Charter Amendment Proposal and the Trust Amendment Proposal. On December 21, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2022, the Company held the Stockholder Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, an adjournment proposal (the “Adjournment Proposal”), each as more fully described in the Proxy Statement.

Holders of 22,646,167 shares of common stock of the Company held of record as of November 21, 2022, the record date for the Stockholder Meeting, were present in person or by proxy, representing approximately 81.74% of the voting power of all shares of the Company’s common stock outstanding as of the record date for the Stockholder Meeting, and constituting a quorum for the transaction of business. The voting results at the Stockholder Meeting with respect to the Charter Amendment Proposal and the Trust Amendment Proposal (both of which were approved by the Company’s stockholders) were as follows:

The Charter Amendment Proposal

For	Against	Abstain
22,525,215	120,952	0

The Trust Amendment Proposal

For	Against	Abstain
22,525,215	120,952	0

The Company had solicited proxies in favor of an Adjournment Proposal which would have given the Company authority to adjourn the Stockholder Meeting to solicit additional proxies. As there were sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Adjournment Proposal was not presented to stockholders and was not voted upon at the Stockholder Meeting.

Item 8.01 Other Events.

Mandatory Redemption

Because the Company does not believe it will be able to complete an initial business combination by the Termination Date, on December 21, 2022, the board unanimously determined it is in the best interest of the Company to liquidate and redeem all remaining Public Shares before the end of the fiscal year in order to avoid incurring additional tax liabilities in 2023. Accordingly, the Company is obligated to redeem the remaining Public Shares as promptly as possible, but not more than 10 business days after the the date hereof (the “Mandatory Redemption”). The Company expects to complete the Mandatory Redemption on or about December 27, 2022. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless upon completion of liquidation.

Delisting and Deregistration

On December 21, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the Mandatory Redemption and requested that Nasdaq (i) suspend trading of the Company’s Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on December 22, 2022, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

In connection with the foregoing matters, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference in its entirety into this Item 8.01.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s anticipated redemption, liquidation, delisting, deregistration and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC, as amended from time to time. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligations to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in any such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company.
10.1	Amendment to the Trust Agreement.
99.1	Press Release dated December 21, 2022.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022	SHELTER ACQUISITION CORPORATION I

	By:	/s/ Danion Fielding
	Name:	Danion Fielding
	Title:	Chief Financial Officer

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